Equity (Notes)	3 Months Ended
Mar. 31, 2012
Equity [Abstract]
Equity
EQUITY

We had 14,950,000 common public units outstanding as of March 31, 2012. Tesoro owned 304,890 of our common units, 15,254,890 of our subordinated units and 622,649 of our general partner units (the 2% general partner interest) as of March 31, 2012, which together constitutes a 52% ownership interest in us. There have not been any changes to the number of outstanding units since the closing of the Initial Offering through March 31, 2012. See Notes B and O for information regarding the subsequent events related to equity issuances subsequent to March 31, 2012.

Equity Activity. The summarized changes in the carrying amount of our equity are as follows (in thousands):

	Equity of Predecessors	Common	Subordinated	General Partner	Total
Balance at December 31, 2011	$57,702	$250,430	$(143,048)	$1,588	$166,672
Sponsor contributions of equity to the Predecessors	2,305	—	—	—	2,305
Loss attributable to Predecessors	(3,512)	—	—	—	(3,512)
Cash distributions	—	(5,530)	(5,530)	(226)	(11,286)
Capital contributions	—	9	415	—	424
Partnership earnings	—	5,663	5,663	230	11,556
Unit-based compensation	—	378	—	—	378
Balance at March 31, 2012	$56,495	$250,950	$(142,500)	$1,592	$166,537

Allocations of Net Income. Our partnership agreement contains provisions for the allocation of net income and loss to the unitholders and the general partner. For purposes of maintaining partner capital accounts, the partnership agreement specifies that items of income and loss shall be allocated among the partners in accordance with their respective percentage interest. Normal allocations according to percentage interests are made after giving effect, if any, to priority income allocations in an amount equal to incentive cash distributions allocated 100% to the general partner. As there were no incentive distributions earned during the three months ended March 31, 2012, net income applicable to the general partner is equivalent to 2% of net income.

Cash distributions. Our partnership agreement, as amended, sets forth the calculation to be used to determine the amount and priority of cash distributions that the common and subordinated unitholders and general partner will receive. In accordance with our partnership agreement, on April 19, 2012, we declared a quarterly cash distribution, based on the results of the first quarter, totaling $11.8 million, or $0.3775 per unit. This distribution was paid on May 14, 2012, to unitholders of record on May 4, 2012. On February 13, 2012, we paid a quarterly cash distribution totaling $11.3 million, or $0.3625. See Note O for information on distributions declared or paid related to our quarterly financial results subsequent to the quarter ended March 31, 2012.

The allocation of total quarterly cash distributions to general and limited partners is as follows for the three months ended March 31, 2012. Our distributions are declared subsequent to quarter end; therefore, the table represents total cash distributions applicable to the period in which the distributions are earned (in thousands, except per unit amounts):

Three Months Ended March 31, 2012
General partner's interest	$236

Limited partners' distribution:
Common	5,835
Subordinated	5,759
Total Cash Distributions	$11,830
Cash distributions per unit	$0.3775